UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2007
(Date of earliest event reported)

MICROS SYSTEMS, INC
______________________________________
(Exact name of Registrant as specified in its charter)

MARYLAND	000-09993	52-1101488
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
_________________________________________________
(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code: 443-285-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

The registrant’s press release dated August 28, 2007, regarding its financial results for the fourth quarter and fiscal year ended June 30, 2007, is attached as Exhibit 99.1 to this Form 8-K.

Note: The information in Item 2.02 of this Form 8-K, and Exhibit 99.1, attached, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Date: August 28, 2007

MICROS Systems, Inc.
(Registrant)

By: /s/ Gary C. Kaufman
Gary C. Kaufman
Executive Vice-President, Finance and Administration, and Chief Financial Officer

Exhibit 99.1 - Press Release